Exhibit 99.1

Cemex, S.A.B. de C.V.

Report on Payments to Governments

January 1st to December 31st 2023

Contents

Payment overview	1

Payments by country	2

Bahamas	2

Bosnia and Herzegovina	3

Canada	4

Colombia	5

Croatia	7

Czech Republic	9

Dominican Republic	11

Egypt	13

France	15

Germany	18

Guatemala	21

Guyana	22

Israel	23

Jamaica	25

Mexico	26

Netherlands	27

Nicaragua	28

Panama	29

Peru	31

Philippines	32

Poland	34

Puerto Rico	36

Spain	37

Trinidad and Tobago	38

United Arab Emirates	39

United Kingdom	40

United States	46

Payment overview

The table below shows the payments to governments made by Cemex during the period from January 1st to December 31st 2023, disclosed by country and payment type.

Overview

Country	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Bahamas	245,187	—	—	—	—	—	—	—	245,187
Bosnia and Herzegovina	138,457	—	—	—	—	—	—	—	138,457
Canada	—	218,690	—	—	—	—	—	—	218,690
Colombia	117,212,089	1,224,741	2,191,789	—	—	—	—	—	120,628,619
Croatia	43,630,436	—	872,930	—	—	—	—	2,074,106	46,577,473
Czech Republic	24,009,787	—	319,908	—	—	—	—	—	24,329,694
Dominican Republic	99,155,605	—	174,659	—	—	—	—	1,802,265	101,132,530
Egypt	21,742,421	—	39,118,841	—	—	—	—	—	60,861,262
France	16,182,993	—	4,418,345	—	—	—	—	149,560	20,750,898
Germany	35,143,879	—	1,066,452	—	—	—	1,402,871	436,924	38,050,126
Guatemala	12,359,879	—	—	—	—	—	—	—	12,359,879
Guyana	135,182	—	—	—	—	—	—	—	135,182
Israel	27,216,703	48,673,216	—	—	—	—	—	145,143	76,035,061
Jamaica	13,254,735	—	—	—	—	—	—	—	13,254,735
Mexico	61,813,485	41,602	178,705,308	27,532	—	—	8,074	—	240,596,002
Nicaragua	11,733,569	—	—	—	—	—	—	—	11,733,569
Netherlands	250,973	—	—	—	—	—	—	—	250,973
Panama	478,439	3,134,963	225,308	—	—	—	—	349,345	4,188,056
Peru	1,601,313	—	100,545	—	—	—	—	—	1,701,858
Philippines	16,037,655	—	3,568,202	—	—	—	—	—	19,605,857
Poland	1,466,144	—	4,492,285	—	—	—	—	—	5,958,428
Puerto Rico	6,033,482	—	—	—	—	—	—	—	6,033,482
Spain	1,014,000	—	1,445,215	—	—	—	—	—	2,459,215
Trinidad and Tobago	1,438,011	—	—	—	—	—	—	—	1,438,011
United Arab Emirates	1,503,944	—	20,952,806	—	—	—	—	—	22,456,749
United Kingdom	13,224,569	—	3,507,960	—	—	—	—	—	16,732,529
United States	15,850,225	—	5,651,834	—	—	—	—	786,348	22,288,406

Total	542,873,161	53,293,212	266,812,386	27,532	—	—	1,410,946	5,743,692	870,160,928

Payments by country

Bahamas

National

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Public Treasury	245,187	—	—	—	—	—	—	—	245,187

Total National	245,187	—	—	—	—	—	—	—	245,187

Total	245,187	—	—	—	—	—	—	—	245,187

Bosnia and Herzegovina

National

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Federal Administration of Civil Revenues	138,457	—	—	—	—	—	—	—	138,457

Total National	138,457	—	—	—	—	—	—	—	138,457

Total	138,457	—	—	—	—	—	—	—	138,457

Canada

National

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Department of Natural Resources of Newfoundland and Labrador	—	218,690	—	—	—	—	—	—	218,690

Total National	—	218,690	—	—	—	—	—	—	218,690

Total	—	218,690	—	—	—	—	—	—	218,690

Project-level Disclosure

Country	Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
National	Lower Cove	Crushed Stone	Department of Natural Resources of Newfoundland and Labrador	—	218,690	—	—	—	—	—	—	218,690

Total				—	218,690	—	—	—	—	—	—	218,690

Colombia

National

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Agencia Nacional de Minería (ANM)	—	1,224,741	—	—	—	—	—	—	1,224,741
UAE Dirección de Impuestos y Aduanas Nacionales	91,171,751	—	—	—	—	—	—	—	91,171,751
Ministerio de Hacienda y Crédito Público	—	—	458,007	—	—	—	—	—	458,007
DIAN - Dirección de Impuestos y Aduanas Nacionales	20,134,813	—	—	—	—	—	—	—	20,134,813

Total National	111,306,564	1,224,741	458,007	—	—	—	—	—	112,989,313

Regional/Local

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Dirección Distrital De Tesorería	1,974,443	—	—	—	—	—	—	—	1,974,443
Alcaldía Municipal De Ibagué	1,905,224	—	—	—	—	—	—	—	1,905,224
Municipio De San Luis	534,899	—	—	—	—	—	—	—	534,899
Municipio Los Patios Regalizas Arci	409,113	—	—	—	—	—	—	—	409,113
Municipio De La Calera	397,565	—	—	—	—	—	—	—	397,565
Municipio De Maceo	197,345	—	—	—	—	—	—	—	197,345
Tesorería Municipal De Cali	131,795	—	—	—	—	—	—	—	131,795
Tesorería Municipal De Palmira	128,546	—	—	—	—	—	—	—	128,546
Alcaldía Municipal De Clemencia	123,505	—	—	—	—	—	—	—	123,505
Municipio De Dosquebradas	103,089	—	—	—	—	—	—	—	103,089
Enel Colombia S.A E.S.P	—	—	827,601	—	—	—	—	—	827,601
Celsia Colombia S.A E.S.P.	—	—	335,669	—	—	—	—	—	335,669
Infibague	—	—	286,956	—	—	—	—	—	286,956
Energizett Sa Esp	—		283,556	—	—	—	—	—	283,556

Total Regional/Local	5,905,525	—	1,733,782	—	—	—	—	—	7,639,307

Total	117,212,089	1,224,741	2,191,789	—	—	—	—	—	120,628,619

Project-level Disclosure

Country	Project	Mineral Type[1]	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that required by law or contract	Total
National	El Placer CBF-152	Clay	Agencia Nacional de Minería (ANM)	—	1,224,741	—	—	—	—	—	—	1,224,741
	El Suspiro	Limestone	UAE Dirección de Impuestos y Aduanas Nacionales	91,171,751	—	—	—	—	—	—	—	91,171,751
	Germania I	Limestone	Ministerio de Hacienda y Crédito Público	—	—	458,007	—	—	—	—	—	458,007
	Germania II	Limestone	DIAN - Dirección de Impuestos y Aduanas Nacionales	20,134,813	—	—	—	—	—	—	—	20,134,813
	La Chapa	Limestone
	La Esmeralda (4205)	Limestone
	La Esmeralda (6823)	Limestone
	La Esperanza	Limestone
	La Salina	Limestone
	Licencia de Arcilla	Clay
	Maceo	Clay, Limestone
	Monterredondo	Limestone
	Nacuma	Other
	Palogordo	Limestone
	Sopetran	Sand & gravel
	Mina San Jorge	Sand & gravel
	Mina Apulo	Sand & gravel
	Sumapaz	Sand & gravel
	Mina Neiva	Sand & gravel
	Mina Los Vados	Sand & gravel
	Río de Oro	Sand & gravel
	Surata	Other
	Cartago	Sand & gravel
Subnational - Cundinamarca	La Esperanza	Limestone	Dirección Distrital De Tesorería	1,974,443	—	—		—	—	—	—	1,974,443
	Mina San Jorge	Limestone	Municipio De La Calera	397,565	—	—	—	—	—	—	—	397,565
	Mina Apulo	Sand & gravel	Enel Colombia S.A E.S.P	—	—	827,601	—	—	—	—	—	827,601
Subnational - Tolima	La Esmeralda (4205)	Limestone	Alcaldía Municipal De Ibagué	1,905,224	—	—	—	—	—	—	—	1,905,224
	La Esmeralda (6823)		Infibague	—	—	286,956	—	—	—	—	—	286,956
Subnational - Antioquia	Maceo	Clay, Limestone	Municipio De San Luis	534,899	—	—	—	—	—	—	—	534,899
	Sopetran	Sand & gravel	Municipio De Maceo	197,345	—	—	—	—	—	—	—	197,345
			Energizett Sa Esp	—		283,556	—	—	—	—	—	283,556
Subnational - Norte de Santander	El Suspiro	Limestone	Municipio Los Patios Regalizas Arci	409,113	—	—	—	—	—	—	—	409,113
	Mina Los Vados	Sand & gravel, Other
	Río de Oro	Sand & gravel, Other
	Surata	Sand & gravel, Other
Subnational - Valle del Cauca	Cartago	Sand & gravel	Tesorería Municipal De Cali	131,795	—	—	—	—	—	—	—	131,795
	Cartago	Mineral	Tesorería Municipal De Palmira	128,546	—	—	—	—	—	—	—	128,546
	Cartago	Mineral	Celsia Colombia S.A E.S.P.	—	—	335,669	—	—	—	—	—	335,669
Subnational - Bolivar	Germania I	Limestone	Alcaldía Municipal De Clemencia	123,505	—	—	—	—	—	—	—	123,505
	Germania II	Mineral
Subnational - Risaralda	Distribution Center	Distribution of finished products containing one or more minerals extracted	Municipio De Dosquebradas	103,089	—	—	—	—	—	—	—	103,089

Total				117,212,089	1,224,741	2,191,789	—	—	—	—	—	120,628,619

Croatia

National

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
HŽ CARGO Ltd.	—	—	353,419	—	—	—	—		353,419
Croatian Pension Institute	—	—	—	—	—	—	—	1,050,229	1,050,229
Croatian Health Insurance Fund	—	—	—	—	—	—	—	1,023,877	1,023,877
Porez i prirez na dohodak	555,157	—	—	—	—	—	—	—	555,157
Državni proračun	2,667,363	—	—	—	—	—	—	—	2,667,363
HEP Supply Ltd.	—	—	519,511	—	—	—	—	—	519,511
Tax Administration of the Republic of Croatia	1,145,913	—	—	—	—	—	—	—	1,145,913

Total National	4,368,433	—	872,930	—	—	—	—	2,074,106	7,315,470

Regional/Local

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
MF CURH CARINARNICA SPLIT	39,136,171	—	—	—	—	—	—	—	—
MF CURH CARINARNICA ZAGREB	125,832	—	—	—	—	—	—	—	—

Total Regional/Local	39,262,003								39,262,003

Total	43,630,436	—	872,930	—	—	—	—	2,074,106	46,577,473

Project-level Disclosure

Country	Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
National	Osoje Sv. Jure - Sv. Kajo	Limestone	HŽ CARGO Ltd.	—	—	353,419	—	—	—	—	—	353,419
			Croatian Pension Institute	—	—	—	—	—	—	—	1,050,229	1,050,229
			Croatian Health Insurance Fund	—	—	—	—	—	—	—	1,023,877	1,023,877
			Porez i prirez na dohodak	555,157	—	—	—	—	—	—	—	555,157
			Državni proračun	2,667,363	—	—	—	—	—	—	—	2,667,363
			HEP Supply Ltd.	—	—	519,511	—	—	—	—	—	519,511
			Tax Administration of the Republic of Croatia	1,145,913	—	—	—	—	—	—	—	1,145,913
Subnational-Split	Osoje Sv. Jure - Sv. Kajo	Limestone	MF CURH CARINARNICA SPLIT	39,136,171	—	—	—	—	—	—	—	39,136,171
			MF CURH CARINARNICA ZAGREB	125,832	—		—	—	—	—	—	125,832

Total				43,630,436	—	872,930	—	—	—	—	2,074,106	46,577,473

Czech Republic

National

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Czech Forests, State Enterprise	—	—	106,621	—	—	—	—	—	106,621
Specialized Tax Office	21,694,128	—	—	—	—	—	—	—	21,694,128
Customs Office Pardubice	788,147	—	—	—	—	—	—	—	788,147
Financial Administration of the Czech Republic	746,728	—	—	—	—	—	—	—	746,728

Total National	23,229,003	—	106,621	—	—	—	—	—	23,335,625

Regional/Local

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
District Mining Authority-Královéhradecký Region	—	—	213,286	—	—	—	—	—	213,286
Tax Office for Pardubice Region	780,783	—	—	—	—	—	—	—	780,783

Total Regional/Local	780,783	—	213,286	—	—	—	—	—	994,070

Total	24,009,787	—	319,908	—	—	—	—	—	24,329,694

Project-level Disclosure

Country	Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
National	Kostelec u Heřmanova Městce	Other	Czech Forests, State Enterprise	—	—	106,621	—	—	—	—	—	106,621
	Prachovice	Limestone	Specialized Tax Office	21,694,128	—	—	—	—	—	—	—	21,694,128
	Bílkovice	Crushed stone	Customs Office Pardubice	788,147	—	—	—	—	—	—	—	788,147
	Zaječí	Sand & Gravel	Financial Administration of the Czech Republic	746,728	—	—	—	—	—	—	—	746,728
	Smiřice	Sand & Gravel
	Smrčí	Crushed stone
	Náklo	Sand & Gravel
	Dětmarovice	Sand & Gravel
	Dolní Lutyně	Sand & Gravel
	Čeperka	Sand & Gravel
	Mítov	Crushed stone
	Úhošťany	Crushed stone
	Spytihněv	Sand & Gravel
	Hodonice	Sand & Gravel
Subnational - Hradec Králové	Smiřice	Sand & Gravel	District Mining Authority - Královéhradecký Region	—	—	213,286	—	—	—	—	—	213,286
Subnational -Pardubice	Kostelec u Heřmanova Městce	Other	Tax Office for Pardubice Region	780,783	—	—	—	—	—	—	—	780,783
	Prachovice	Limestone
	Čeperka	Sand & Gravel

	Total			24,009,787	—	319,908	—	—	—	—	—	24,329,694

Dominican Republic

National

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Colector de Impuestos Internos	60,572,931	—	—	—	—	—	—	—	60,572,931
Colector de Aduanas	6,330,779	—	—	—	—	—	—	—	6,330,779
Dirección General De Aduana	109,506	—	—	—	—	—	—	—	109,506
Autoridad Portuaria Dominicana	156,462	—	—	—	—	—	—	—	156,462
Tesorería de la Seguridad Social	—	—	—	—	—	—	—	1,802,265	1,802,265
Instituto Nacional de Formación Técnico Profesional	105,054	—	—	—	—	—	—	—	105,054
Inland Revenue Division” (IRD)	31,880,874	—	—	—	—	—	—	—	31,880,874

Total National	99,155,605	—	—	—	—	—	—	1,802,265	100,957,871

Regional/Local

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Distribuidora de Electricidad del Sur, S.A.	—	—	174,659	—	—	—	—	—	174,659

Total Regional/Local	—	—	174,659	—	—	—	—	—	174,659

Total	99,155,605	—	174,659	—	—	—	—	1,802,265	101,132,530

Project-level Disclosure

Country	Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
National	Bainsa	Crushed Stone	Colector de Impuestos Internos	60,572,931	—	—	—	—	—	—	—	60,572,931
			Colector de Aduanas	6,330,779	—	—	—	—	—	—	—	6,330,779
			Dirección General De Aduana	109,506	—	—	—	—	—	—	—	109,506
			Autoridad Portuaria Dominicana	156,462	—	—	—	—	—	—	—	156,462
			Tesorería de la Seguridad Social	—	—	—	—	—	—	—	1,802,265	1,802,265
			Instituto Nacional de Formación Técnico Profesional	105,054	—	—	—	—	—	—	—	105,054
			Inland Revenue Division” (IRD)	31,880,874	—	—	—	—	—	—	—	31,880,874
Subnational - Barahona	Bainsa	Crushed Stone	Distribuidora de Electricidad del Sur, S.A.	—	—	174,659	—	—	—	—	—	174,659

Total				99,155,605	—	174,659	—	—	—	—	1,802,265	101,132,530

Egypt

National

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
National Service Projects Organization	—	—	2,336,661	—	—	—	—	—	2,336,661
General Administration for Development Planning	4,028,183	—	—	—	—	—	—	—	4,028,183
Abozabal Special Chemist/Military F	—	—	635,740	—	—	—	—	—	635,740
Sundry Account Egypt Customs	—	—	7,831,124	—	—	—	—	—	7,831,124
Egypt Co Electricity Transportation	—	—	13,859,141	—	—	—	—	—	13,859,141
Nile Petroleum Marketing Company	—	—	13,210,439	—	—	—	—	—	13,210,439
Social Insurance Office for the Public Sector in Assiut	—	—	411,795	—	—	—	—	—	411,795
Egyptian Environmental Affairs Agency	—	—	214,805	—	—	—	—	—	214,805
Nasr City Social Insurance Office	104,983	—	—	—	—	—	—	—	104,983
Large Tax Payer Center	14,263,346	—	—	—	—	—	—	—	14,263,346
Egyptian Tax Authority	2,502,190	—	—	—	—	—	—	—	2,502,190

Total National	20,898,702	—	38,499,706	—	—	—	—	—	59,398,408

Regional/Local

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
General Office of Assiut Governorate	—	—	125,680	—	—	—	—	—	125,680
Assiut Transport Society	—	—	362,088	—	—	—	—	—	362,088
Kena Transport Society	—	—	131,367	—	—	—	—	—	131,367
General Administration for Discount Collection	843,719	—	—	—	—	—	—	—	843,719

Total Regional/Local	843,719	—	619,134	—	—	—	—	—	1,462,854

Total	21,742,421	—	39,118,841	—	—	—	—	—	60,861,262

Project-level Disclosure

Country	Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
National	Proyect 1251	Clay	National Service Projects Organization	—	—	2,336,661	—	—	—	—	—	2,336,661
	Proyect 1252	Limestone	General Administration for Development Planning	4,028,183	—	—	—	—	—	—	—	4,028,183
	Proyect 1254	Clay	Abozabal Special Chemist/Military F	—	—	635,740	—	—	—	—	—	635,740
	Proyect 2091	Limestone	Sundry Account Egypt Customs	—	—	7,831,124	—	—	—	—	—	7,831,124
	Proyect 22150107	Limestone	Egypt Co Electricity Transportation	—	—	13,859,141	—	—	—	—	—	13,859,141
			Nile Petroleum Marketing Company	—	—	13,210,439	—	—	—	—	—	13,210,439
			Social Insurance Office for the Public Sector in Assiut	—	—	411,795	—	—	—	—	—	411,795
			Egyptian Environmental Affairs Agency	—	—	214,805	—	—	—	—	—	214,805
			Nasr City Social Insurance Office	104,983	—	—	—	—	—	—	—	104,983
			Large Tax Payer Center	14,263,346	—	—	—	—	—	—	—	14,263,346
			Egyptian Tax Authority	2,502,190	—	—	—	—	—	—	—	2,502,190
Subnational - Assuit	Proyect 1251	Clay	General Office of Assiut Governorate	—	—	125,680	—	—	—	—	—	125,680
	Proyect 1252	Limestone	Assiut Transport Society	—	—	362,088	—	—	—	—	—	362,088
	Proyect 1254	Clay	Kena Transport Society	—	—	131,367	—	—	—	—	—	131,367
	Proyect 2091	Limestone
Subnational - Red Sea	Proyect 22150107	Crushed Stone	General Administration for Discount Collection	843,719	—	—	—	—	—	—	—	843,719

Total				21,742,421	—	39,118,841	—	—	—	—	—	60,861,262

France

National

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Grand Port Fluvio-Maritime De L’axe	—	—	3,398,784	—	—	—	—	—	3,398,784
Direction Générale des Finances Publiques	15,976,640	—	—	—	—	—	—	—	15,976,640

Total National	15,976,640	—	3,398,784	—	—	—	—	—	19,375,424

Regional/Local

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Commune D’anneville Ambourville	—	—	281,950	—	—	—	—	—	281,950
Commune Marolles Sur Seine	—	—	300,039	—	—	—	—	—	300,039
Ddfip Herault	—	—	247,262	—	—	—	—	—	247,262
Drfip Idf Et Dept Paris	206,352	—		—	—	—	—	—	206,352
Mairie De Donzere	—	—	190,310	—	—	—	—	—	190,310
Urssaf De Rouen	—	—		—	—	—	—	149,560	149,560
Total Regional/Local	206,352	—	1,019,561	—	—	—	—	149,560	1,375,474

Total	16,182,993		4,418,345					149,560	20,750,898

Project-level Disclosure

Country	Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
National	Villemanoche 2 et 3	Sand & Gravel	Grand Port Fluvio-Maritime De L’axe	—	—	3,398,784	—	—	—	—	—	3,398,784
	Beauvilliers 3 - ELG	Crushed stone	Direction Générale des Finances Publiques	15,976,640	—	—	—	—	—	—	—	15,976,640
	Gudmont	Crushed stone
	Plaine d’Ay	Sand & Gravel
	Marolles (Courcelles + Patures)	Sand & Gravel
	Marolles/Villiers	Sand & Gravel
	Balloy / Vimpelles (SDB)	Sand & Gravel
	La Motte Tilly	Sand & Gravel
	Pécy Vaudoy	Sand & Gravel
	Varennes Sp	Sand & Gravel
	Anneville / Bardouville, MB et Le Marais	Sand & Gravel
	Berville / le Haridon	Sand & Gravel
	Bouafles / Les vallots et le triangle	Sand & Gravel
	La Ventrouze	Sand & Gravel
	Martot (SPS)	Sand & Gravel
	Val de Reuil / Alizay	Sand & Gravel
	Vatteville la rue (Casema)	Sand & Gravel
	Avensan	Sand & Gravel
	Labatut	Sand & Gravel
	Saint-Sever	Sand & Gravel
	Albi	Sand & Gravel
	Buzet-sur-Tarn	Sand & Gravel
	Cintegabelle	Sand & Gravel
	Lavernose-Lacasse	Sand & Gravel
	LG - Murles (JV)	Crushed stone
	Salles-sur-Garonne	Sand & Gravel
	Sorèze	Crushed stone
	Condren	Sand & Gravel
	Auriol	Crushed stone
	La Môle	Crushed stone
	Chambéon	Sand & Gravel
	Châteaubourg	Crushed stone
	DAG - Châteauneuf-du-Rhône (JV)	Sand & Gravel
	DAG - Donzère (JV)	Sand & Gravel
	Etoile-sur-Rhône	Sand & Gravel
	LCDSPDC - Saint-Pierre de Chandieu (JV)	Sand & Gravel
	Montrevel	Sand & Gravel
	Oytier Saint-Oblas	Sand & Gravel

Subnational – Normandie	Anneville / Bardouville, MB et Le Marais	Sand & Gravel	Commune D’anneville Ambourville			281,950	—	—	—	—	—	281,950
	Berville / le Haridon	Sand & Gravel	Urssaf De Rouen			—	—	—	—	—	149,560	149,560
	Bouafles / Les vallots et le triangle	Sand & Gravel
	La Ventrouze	Sand & Gravel
	Martot (SPS)	Sand & Gravel
	Val de Reuil / Alizay	Sand & Gravel
	Vatteville la rue (Casema)	Sand & Gravel
Subnational - Ile de France	Balloy / Vimpelles (SDB)	Sand & Gravel	Commune Marolles Sur Seine			300,039			—	—	—	300,039
	La Motte Tilly	Sand & Gravel	Drfip Idf Et Dept Paris	206,352			—		—	—	—	206,352
	Pécy Vaudoy	Sand & Gravel
	Varennes Sp	Sand & Gravel
Subnational - Occitania	Albi	Sand & Gravel	Ddfip Herault	—	—	247,262	—	—	—	—	—	247,262
	Buzet-sur-Tarn	Sand & Gravel
	Cintegabelle	Sand & Gravel
	Lavernose-Lacasse	Sand & Gravel
	LG - Murles (JV)	Crushed stone
	Salles-sur-Garonne	Sand & Gravel
	Sorèze	Crushed stone
Subnational - Rhône Alpes	Chambéon	Sand & Gravel	Mairie De Donzere	—	—	190,310	—	—	—	—		190,310
	Châteaubourg	Crushed stone
	DAG - Châteauneuf-du-Rhône (JV)	Sand & Gravel
	DAG - Donzère (JV)	Sand & Gravel
	Etoile-sur-Rhône	Sand & Gravel
	LCDSPDC - Saint-Pierre de Chandieu (JV)	Sand & Gravel
	Montrevel	Sand & Gravel
	Oytier Saint-Oblas	Sand & Gravel

Total				16,182,993	—	4,418,345	—	—	—	—	149,560	20,750,898

Germany

National

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Federal Office for Goods Transport	—	—	—	—	—	—	1,215,017	—	1,215,017
Federal Central Tax Office	2,929,227	—	—	—	—	—	—	—	2,929,227

Total National	2,929,227	—	—	—	—	—	1,215,017	—	4,144,244

Regional/Local

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
District Office Friedrichshain-Kreuzberg	233,918	—	—	—	—	—	—	—	233,918
Tax Office Bautzen	1,407,003	—	—	—	—	—	—	—	1,407,003
Tax Office Coburg	278,602	—	—	—	—	—	—	—	278,602
Tax Office Cottbus	1,825,511	—	—	—	—	—	—	—	1,825,511
Tax Office Haldensleben	205,403	—	—	—	—	—	—	—	205,403
Tax Office Pirna	788,045	—	—	—	—	—	—	—	788,045
Tax Office Regensburg	750,867	—	—	—	—	—	—	—	750,867
Tax Office Schrobenhausen	442,873	—	—	—	—	—	—	—	442,873
Tax Office Strausberg	24,470,197	—	—	—	—	—	—	—	24,470,197
Tax Office Weiden in der Oberpfalz	118,585	—	—	—	—	—	—	—	118,585
Municipality Rüdersdorf near Berlin	—	—	732,781	—	—	—	—	—	732,781
Municipality Weichering	—	—	131,288	—	—	—	—	—	131,288
Main Customs Office Frankfurt/Oder	989,848	—	—	—	—	—	—	—	989,848
Main Customs Office Hamburg Port	300,183	—	—	—	—	—	—	—	300,183
State Office for Geology	—	—	—	—	—	—	187,854	—	187,854
Market Municipality Helmstadt	—	—	202,383	—	—	—	—	—	202,383
Saxon State Mining Authority	183,805	—	—	—	—	—	—	—	183,805
City of Bischofswerda	111,497	—	—	—	—	—	—	—	111,497
City Administration Neustadt	108,314	—	—	—	—	—	—	—	108,314
Swn Municipal Utilities Neustadt GmbH	—	—	—	—	—	—	—	436,924	436,924

Total Regional/Local	32,214,652	—	1,066,452	—	—	—	187,854	436,924	33,905,882

Total	35,143,879	—	1,066,452	—	—	—	1,402,871	436,924	38,050,126

Project-level Disclosure

Country	Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
National	Rüdersdorf	Limestone	Federal Office for Goods Transport	—		—	—	—	—	1,215,017	—	1,215,017
	Burgstall	Sand & Gravel	Federal Central Tax Office	2,929,227		—	—	—	—	—	—	2,929,227
	Rosing	Sand & Gravel
	Weichering	Sand & Gravel
	Wellmersdorf	Sand & Gravel
	Kraatz	Sand & Gravel
	Hohenmin	Sand & Gravel
	Kotzow	Sand & Gravel
	Steinwalde	Sand & Gravel
	Bonnewitz	Sand & Gravel
	Ebersbach	Crushed stone
	Friedrichswalde	Crushed stone
	Grenzland	Crushed stone
	Kindisch	Crushed stone
	Melaune	Crushed stone
	Nentmannsdorf	Crushed stone
	Oberottendorf	Crushed stone
	Pließkowitz	Crushed stone
	Valtengrund	Crushed stone
	Parey	Sand & Gravel
	Rogätz	Sand & Gravel
	Breitungen	Sand & Gravel
	Immelborn	Sand & Gravel
	Helmstadt (Hard Rock, Limestone, no cement grade)	Crushed stone
Subnational - Bayern	Burgstall	Sand & Gravel	Tax Office Bautzen	1,407,003	—	—	—	—	—	—	—	1,407,003
	Rosing	Sand & Gravel	Tax Office Regensburg	750,867	—	—	—	—	—	—	—	750,867
	Weichering	Sand & Gravel	Tax Office Schrobenhausen	442,873	—	—	—	—	—	—	—	442,873
	Wellmersdorf	Sand & Gravel	Tax Office Weiden in der Oberpfalz	118,585	—	—	—	—	—	—	—	118,585
	Helmstadt (Hard Rock, Limestone, no cement grade)	Crushed stone	Municipality Weichering	—	—	131,288	—	—	—	—	—	131,288
			Market Municipality Helmstadt	—	—	202,383	—	—	—	—	—	202,383
			Tax Office Coburg	278,602	—	—	—	—	—	—	—	278,602

Subnational - Brandenburg	Rüdersdorf	Limestone	Tax Office Cottbus	1,825,511	—	—	—	—	—	—	—	1,825,511
	Kraatz	Sand & Gravel	Tax Office Strausberg	24,470,197	—	—	—	—	—	—	—	24,470,197
			Municipality Rüdersdorf near Berlin	—	—	732,781	—	—	—	—	—	732,781
			Main Customs Office Frankfurt/Oder	989,848	—	—	—	—	—	—	—	989,848
Subnational - Mecklenburg-Vorpommern	Hohenmin	Sand & Gravel	Main Customs Office Hamburg Port	300,183		—	—	—	—	—	—	300,183
	Kotzow	Sand & Gravel	State Office for Geology	—		—	—	—	—	187,854	—	187,854
	Steinwalde	Sand & Gravel	City Administration Neustadt	108,314		—	—	—	—	—	—	108,314
Subnational - Thüringen	Breitungen	Sand & Gravel	Swn Municipal Utilities Neustadt GmbH	—	—	—	—	—	—	—	436,924	436,924
	Immelborn	Sand & Gravel
Subnational - Sachsen-Anhalt	Parey	Sand & Gravel	Tax Office Haldensleben	205,403		—	—	—	—	—	—	205,403
	Rogätz	Sand & Gravel		—	—	—	—	—	—	—	—	—
Subnational - Sachsen	Bonnewitz	Sand & Gravel	District Office Friedrichshain- Kreuzberg	233,918	—	—	—	—	—	—	—	233,918
	Ebersbach	Crushed stone	Tax Office Pirna	788,045	—	—	—	—	—	—	—	788,045
	Friedrichswalde	Crushed stone	Saxon State Mining Authority	183,805	—	—	—	—	—	—	—	183,805
	Grenzland	Crushed stone	City of Bischofswerda	111,497	—	—	—	—	—	—	—	111,497
	Kindisch	Crushed stone
	Melaune	Crushed stone
	Nentmannsdorf	Crushed stone
	Oberottendorf	Crushed stone
	Pließkowitz	Crushed stone
	Valtengrund	Crushed stone

Total				35,145,252	—	1,066,452	—	—	—	1,402,871	436,924	38,050,126

Guatemala

National
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Superintendencia de Administración Tributaria	12,359,879								12,359,879

Total National	12,359,879	—	—	—	—	—	—	—	12,359,879

Total	12,359,879	—	—	—	—	—	—	—	12,359,879

Guyana

National
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Guyana Revenue Authority (GRA)	135,182								135,182

Total National	135,182	—	—	—	—	—	—	—	135,182

Total	135,182	—	—	—	—	—	—	—	135,182

Israel

National

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Concrete Transporters Organization	—	—	—	—	—	—	—	145,143	145,143
Israel Land Administration - Central	—	18,533,528	—	—	—	—	—	—	18,533,528
Israel Land Authority	—	30,139,688	—	—	—	—	—	—	30,139,688
Israel Tax Authority	12,743,033	—	—	—	—	—	—	—	12,743,033
	—	—	—	—	—	—	—	—	—

Total National	12,743,033	48,673,216	—	—	—	—	—	145,143	61,561,391

Regional/Local

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Be’er Tuvia Regional Council	751,427	—	—	—	—	—	—	—	751,427
Emek Hefer Regional Council	149,954	—	—	—	—	—	—	—	149,954
Tamar - Dead Sea Regional Council	135,966	—	—	—	—	—	—	—	135,966
Al-Qasum Regional Council	639,203	—	—	—	—	—	—	—	639,203
Gilboa Regional Council	298,316	—	—	—	—	—	—	—	298,316
Modiin Region Regional Council	4,735,053	—	—	—	—	—	—	—	4,735,053
Carmel Coast Regional Council	288,325	—	—	—	—	—	—	—	288,325
Upper Galilee Regional Council	142,657	—	—	—	—	—	—	—	142,657
Negev Fields Regional Council	136,902	—	—	—	—	—	—	—	136,902
Local Council of Binyamina-Givat	369,738	—	—	—	—	—	—	—	369,738
Local Council of Zichron Yaakov	343,327	—	—	—	—	—	—	—	343,327
Local Council of Tur’an	1,690,676	—	—	—	—	—	—	—	1,690,676
Yavne Municipality	120,823	—	—	—	—	—	—	—	120,823
Netanya Municipality	112,067	—	—	—	—	—	—	—	112,067
Kiryat Gat Municipality	132,051	—	—	—	—	—	—	—	132,051
Ramat Gan Municipality	338,268	—	—	—	—	—	—	—	338,268
Eilat Municipality	408,645	—	—	—	—	—	—	—	408,645
Ashkelon Municipality	129,593	—	—	—	—	—	—	—	129,593
Beer Sheva Municipality	211,649	—	—	—	—	—	—	—	211,649
Beit Shemesh Municipality	149,049	—	—	—	—	—	—	—	149,049
Holon Municipality	212,399	—	—	—	—	—	—	—	212,399
Rishon LeZion Municipality	105,535	—	—	—	—	—	—	—	105,535
Rehovot Municipality	136,486	—	—	—	—	—	—	—	136,486
Shfaram Municipality	137,074	—	—	—	—	—	—	—	137,074
Israel Land Authority	2,495,835	—	—	—	—	—	—	—	2,495,835
Surrounding Shfaram Water Corporation Ltd.	102,653	—	—	—	—	—	—	—	102,653

Total Regional/Local	14,473,669	—	—	—	—	—	—	—	14,473,669

Total	27,216,703	48,673,216	—	—	—	—	—	145,143	76,035,061

Project-level Disclosure

Country	Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
National	Modiim	Crushed stone	Concrete Transporters Organization	—	—	—	—	—	—	—	145,143	145,143
	Gilboa	Crushed stone	Israel Land Administration - Central	—	18,533,528	—	—	—	—	—	—	18,533,528
	Golani	Crushed stone	Israel Land Authority	—	30,139,688	—	—	—	—	—	—	30,139,688
	Kadarim	Crushed stone	Israel Tax Authority	12,743,033	—	—	—	—	—	—	—	12,743,033
	Shfeya	Crushed stone
	Dragot	Crushed stone
	Nahal Shlomo	Crushed stone
Subnational - North	Gilboa	Crushed stone	Al - Qasum Regional Council	639,203	—	—	—	—	—	—	—	639,203
	Golani	Crushed stone	Emek Hefer Regional Council	149,954	—	—	—	—	—	—	—	149,954
	Kadarim	Crushed stone	Gilboa Regional Council	298,316	—	—	—	—	—	—	—	298,316
	Shfeya	Crushed stone	Local Council of Binyamina - Givat	369,738	—	—	—	—	—	—	—	369,738
			Local Council of Tur’an	1,690,676	—	—	—	—	—	—	—	1,690,676
			Local Council of Zichron Yaakov	343,327	—	—	—	—	—	—	—	343,327
			Shfaram Municipality	137,074	—	—	—	—	—	—	—	137,074
			Tamar - Dead Sea Regional Council	135,966	—	—	—	—	—	—	—	135,966
			Upper Galilee Regional Council	142,657	—	—	—	—	—	—	—	142,657
Subnational - South	Dragot	Crushed stone	Ashkelon Municipality	129,593	—	—	—	—	—	—	—	129,593
	Nahal Shlomo	Crushed stone	Beer Sheva Municipality	211,649	—	—	—	—	—	—	—	211,649
			Be’er Tuvia Regional Council	751,427	—	—	—	—	—	—	—	751,427
			Beit Shemesh Municipality	149,049	—	—	—	—	—	—	—	149,049
			Carmel Coast Regional Council	288,325	—	—	—	—	—	—	—	288,325
			Eilat Municipality	408,645	—	—	—	—	—	—	—	408,645
			Holon Municipality	212,399	—	—	—	—	—	—	—	212,399
			Kiryat Gat Municipality	132,051	—	—	—	—	—	—	—	132,051
			Modiin Region Regional Council	4,735,053	—	—	—	—	—	—	—	4,735,053
			Negev Fields Regional Council	136,902	—	—	—	—	—	—	—	136,902
			Netanya Municipality	112,067	—	—	—	—	—	—	—	112,067
			Ramat Gan Municipality	338,268	—	—	—	—	—	—	—	338,268
			Rehovot Municipality	136,486	—	—	—	—	—	—	—	136,486
			Rishon LeZion Municipality	105,535	—	—	—	—	—	—	—	105,535
			Yavne Municipality	120,823	—	—	—	—	—	—	—	120,823
Subnational - Center	Modiim	Crushed stone	Israel Land Authority	2,495,835	—	—	—	—	—	—	—	2,495,835
			Surrounding Shfaram Water Corporation Ltd.	102,653	—	—	—	—	—	—	—	102,653

Total				27,216,703	48,673,216	—	—	—	—	—	145,143	76,035,061

Jamaica

National

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Tax Administration Jamaica (TAJ)	13,254,735	—	—	—	—	—	—	—	13,254,735
		—	—	—	—	—	—	—

Total National	13,254,735	—	—	—	—	—	—	—	13,254,735

Total	13,254,735	—	—	—	—	—	—	—	13,254,735

Project-level Disclosure

Country	Project	Mineral Type [1]	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
National	Cambridge Quarry	Clay	Tax Administration Jamaica (TAJ)	13,254,735	—	—	—	—	—	—	—	13,254,735
	Halberstadt Quarry	Other
	Harbour Head Quarry	Limestone
	JGQ Quarry	Other
	Limestone Quarry	Limestone
	Pozzolan Quarry	Other
	Woodside Limestone Quarry	Crushed stone
—

Total				13,254,735	—	—	—	—	—	—	—	13,254,735

Mexico

National

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Distribution unit of government-owned electricity company	4,208	—	329,269	—	—	—	—	—	333,477
Services unit of government-owned electricity company	—	—	76,969,382	—	—	—	—	—	76,969,382
Transmission unit of government-owned electricity company	—	—	169,609	—	—	—	—	—	169,609
Centro Nacional De Control De Energía	—	—	11,024,311	—	—	—	—	—	11,024,311
Government-owned energy company	—	—	79,400,404	—	—	—	—	—	79,400,404
Servicio de Administración Tributaria (SAT)	54,697,940	—	—	—	—	—	—	—	54,697,940
Tesorería De La Federación	500,265	—	2,240,782	12,951	—	—	6,984	—	2,760,983
Administración del Sistema Portuario Nacional Tampico S.A. de C.V.	—	—	626,982	—	—	—	—	—	626,982
Administración del Sistema Portuario Nacional Manzanillo, S.A. de C.V.	—	—	849,420	—	—	—	—	—	849,420
Administración del Sistema Portuario Nacional Ensenada S.A. de C.V.	—	—	1,501,427	14,581	—	—	—	—	1,516,008
Administración del Sistema Portuario Nacional Coatzacoalcos, S.A. de C.V.	—	—	841,793	—	—	—	—	—	841,793

Total National	55,202,413	—	173,953,378	27,532	—	—	6,984	—	229,190,308

Regional/Local

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Administración Portuaria Integral de Baja California Sur	—	—	320,905	—	—	—	—	—	320,905
Administración Portuaria Integral de Guaymas	—	—	1,108,163	—	—	—	—	—	1,108,163
Fideicomiso Para Apoyar Los Programas y Proyectos Para La Conservación de la Biodiversidad en el estado de Quintana Roo	326,436	3,433	32,747	—	—	—	1,090	—	363,706
Municipio De Atotonilco De Tula	1,150,033	—	1,325,094	—	—	—	—	—	2,475,127
Municipio De Benito Juárez	18,967	—	120,691	—	—	—	—	—	139,658
Municipio De Ensenada	271,642	—	39,576	—	—	—	—	—	311,218
Municipio De San Juan Del Río, Querétaro	59,331	—	105,265	—	—	—	—	—	164,596
Municipio De Huichapan	512,053	29,630	—	—	—	—	—	—	541,683
Municipio De La Ciudad De Monterrey, Nuevo León	1,008,260	1,619	—	—	—	—	—	—	1,009,879
Municipio De Mérida, Yucatán	447,814	4,645	—	—	—	—	—	—	452,459
Municipio De La Colorada	100,501	—	—	—	—	—	—	—	100,501
Municipio De San Pedro Garza García, Nuevo León	100,696	—	—	—	—	—	—	—	100,696
Municipio De Cuautinchan, Puebla	215,959	—	—	—	—	—	—	—	215,959
Municipio De Tecali De Herrera, Puebla	196,781	—	—	—	—	—	—	—	196,781
Municipio De Tlalnepantla De Baz	279,355	—	—	—	—	—	—	—	279,355
Tesorería Municipal De Torreón	132,953	—	—	—	—	—	—	—	132,953
Secretaría De Administración Y Finanzas De La Ciudad De México	234,901	—	194,538	—	—	—	—	—	429,439
Secretaría de Administración y Finanzas de Yucatán	713,926	2,276	571,017	—	—	—	—	—	1,287,218
Servicios De Agua Y Drenaje De Monterrey I.P.D	—	—	668,964	—	—	—	—	—	668,964
Siapa	—	—	255,480	—	—	—	—	—	255,480
Gobierno Del Estado De México	188,887	—	—	—	—	—	—	—	188,887
Tesorería Del Gobierno De La Ciudad De México	652,579	—	9,488	—	—	—	—	—	662,066
Total Regional/Local	6,611,072	41,602	4,751,929	—	—	—	1,090	—	11,405,694

Total	61,813,485	41,602	178,705,308	27,532	—	—	8,074	—	240,596,002

Project-level Disclosure
Country	Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that required by law or contract	Total
National	Baja California	Clay	Distribution unit of government-owned electricity company	4,208	—	329,269	—	—	—	—	—	333,477
	Baja California	Limestone	Services unit of government-owned electricity company	—	—	76,969,382	—	—	—	—	—	76,969,382
	Campeche	Others	Transmission unit of government-owned electricity company	—	—	169,609	—	—	—	—	—	169,609
	Campeche	Others	Centro Nacional De Control De Energía	—	—	11,024,311	—	—	—	—	—	11,024,311
	Campeche	Others	Government-owned energy company	—	—	79,400,404	—	—	—	—	—	79,400,404
	Campeche	Others	Servicio de Administración Tributaria (SAT)	54,697,940	—	—	—	—	—	—	—	54,697,940
	Marine terminal	Logistics relating to commercialization of minerals extracted or finished products containing one or more minerals extracted	Administración del Sistema Portuario Nacional Tampico S.A. de C.V.	—	—	626,982	—	—	—	—	—	626,982
	Marine terminal	Logistics relating to commercialization of minerals extracted or finished products containing one or more minerals extracted	Administración del Sistema Portuario Nacional Manzanillo, S.A. de C.V.	—	—	849,420	—	—	—	—	—	849,420
	Marine terminal	Logistics relating to commercialization of minerals extracted or finished products containing one or more minerals extracted	Administración del Sistema Portuario Nacional Ensenada S.A. de C.V.	—	—	1,501,427	14,581	—	—	—	—	1,516,008
	Marine terminal	Logistics relating to commercialization of minerals extracted or finished products containing one or more minerals extracted	Administración del Sistema Portuario Nacional Coatzacoalcos, S.A. de C.V.	—	—	841,793	—	—	—	—	—	841,793
	Coahuila	Others	Tesorería De La Federación	500,265	—	2,240,782	12,951	—	—	6,984	—	2,760,983
	Coahuila	Limestone
	Coahuila	Clay
	Hidalgo	Limestone
	Hidalgo	Limestone
	Hidalgo	Clay
	Hidalgo	Clay
	Hidalgo	Limestone
	Hidalgo	Clay
	Jalisco	Others
	Jalisco	Limestone
	Jalisco	Limestone
	Nuevo León	Limestone
	Nuevo León	Others
	Nuevo León	Clay
	Nuevo León	Limestone
	Nuevo León	Clay
	Puebla	Others
	Puebla	Others
	Puebla	Limestone
	Puebla	Clay
	San Luís Potosí	Limestone
	San Luís Potosí	Limestone
	San Luís Potosí	Others
	San Luís Potosí	Clay
	San Luís Potosí	Clay
	Sonora	Others
	Sonora	Limestone
	Sonora	Limestone
	Sonora	Clay
	Sonora	Others
	Sonora	Clay
	Yucatan	Limestone
	Tijuana II	Crushed stone
	Calkini	Crushed stone
	Torreón	Crushed stone
	San Vicente (Andesita)	Crushed stone
	La Tambora-León (Basalto)	Crushed stone
	Cerro Jardin II (Cerro La Cruz)	Crushed stone
	La Palma-Tula	Crushed stone
	Poncitlan (Basalto)	Crushed stone
	Tesistan (Basalto)	Crushed stone
	ATM-Monterrey	Crushed stone
	La Loma-Querétaro (Basalto)	Crushed stone
	Cancún III - Owned	Crushed stone

	Tamuín	Crushed stone
Subnational-Baja California	Arcilla Fabrica	Clay	Municipio De Ensenada	271,642	—	39,576	—	—	—	—	—	311,218
	Punta China	Limestone	Administración Portuaria Integral de Baja California Sur	—	—	320,905	—	—	—	—	—	320,905
	Tijuana II	Crushed stone										—
Subnational-Hidalgo	Cerro Jardin	Limestone	Municipio De Atotonilco De Tula	1,150,033	—	1,325,094	—	—	—	—	—	2,475,127
	Cerro Pardo	Limestone	Municipio De Huichapan	512,053	29,630	—	—	—	—	—	—	541,683
	Cerro Pardo Clay	Clay										—
	Lomitas	Clay										—
	Xoyatla	Limestone										—
	Xoyatla, Barro Sur & Los Gil	Clay										—
	Cerro Jardin II (Cerro La Cruz)	Crushed stone										—
	La Palma-Tula	Crushed stone										—
Subnational-Queretaro	La Loma-Querétaro (Basalto)	Crushed stone	Municipio De San Juan Del Rio Querétaro	59,331	—	105,265	—	—	—	—	—	164,596
Subnational-Nuevo León	ATM	Limestone	Municipio De La Ciudad De Monterrey	1,008,260	1,619	—	—	—	—	—	—	1,009,879
	El Yeso & La Esperanza. Gypsum Mine	Others	Municipio De San Pedro Garza García, Nuevo León	100,696	—	—	—	—	—	—	—	100,696
	Lutita Potrero Chico	Clay	Servicios De Agua Y Drenaje De Monterrey I.P.D	—	—	668,964	—	—	—	—	—	668,964
	Potrero Chico	Limestone										—
	Tanque Prieto	Clay										—
	ATM-Monterrey	Crushed stone										—
Subnational-Yucatán	Xtepen	Limestone	Municipio De Mérida, Yucatán	447,814	4,645	—	—	—	—	—	—	452,459

	Other facilities relating to the processing and commercialization of minerals		Secretaría De Administración Y Finanzas de Yucatán	713,926	2,276	571,017	—	—	—	—	—	1,287,218
Subnational-Sonora	Cerrito Blanco. Gypsum Mine	Others	Municipio De La Colorada	100,501	—	—	—	—	—	—	—	100,501
	Cerro Prieto & Santa Teresa	Limestone	Administracion Portuaria Integral de Guyamas	—	—	1,108,163	—	—	—	—	—	1,108,163
	La Cruz & Los Leyva	Limestone										—
	La Cruz Clay	Clay										—
	La Verde. Fluorite mine	Others										—
—
	Traquita	Clay										—
Subnational-Puebla	Cristian & Cristian 2. Gypsum Mine	Others	Municipio De Cuautinchan, Puebla	215,959	—	—	—	—	—	—	—	215,959
	San Antonio. Gypsum Mine	Others	Municipio De Tecali De Herrera, Puebla	196,781	—	—	—	—	—	—	—	196,781
	San Lorenzo	Limestone										—
	San Lorenzo, Arcilla Sur y Norte	Clay										—
Subnational-Estado de Mexico	San Vicente (Andesita)	Crushed stone	Gobierno Del Estado De México	188,887	—	—	—	—	—	—	—	188,887

			Municipio De Tlalnepantla De Baz	279,355	—	—	—	—	—	—	—	279,355
Subnational-Coahuila de Zaragoza	Fatima. Fluorite mine	Others	Tesorería Municipal De Torreón	132,953	—	—	—	—	—	—	—	132,953
	Las Noas	Limestone										—
	Las Noas Clay	Clay										—
	Torreón	Crushed stone										—
Subnational-Jalisco	El Yeso,1a y2a Ampliacion de El Yeso. Gypsum Mine	Others	Siapa	—	—	255,480	—	—	—	—	—	255,480
	La Zoromutera	Limestone										—
	Ojo de Agua	Limestone										—
	Poncitlan (Basalto)	Crushed stone										—
	Tesistan (Basalto)	Crushed stone										—
Subnational-Quintana Roo	Cancún III - Owned	Crushed stone	Fideicomiso Para Apoyar Los Programas y Proyectos Para La Conservación de Quintana Roo	326,436	3,433	32,747	—	—	—	1,090	—	363,706
Subnational-Ciudad de Mexico	Bodega CMA Supply Mexico City	Other facilities relating to the processing and commercialization of minerals	Secretaría De Administración Y Finanzas De La Ciudad De México	234,901	—	194,538	—	—	—	—	—	429,439

	EN0D - Serivicios Promexma GAN		Tesorería Del Gobierno De La Ciudad De México	652,579	—	9,488	—	—	—	—	—	662,066

	EP57 Pro Ambiente Aragón											—

	EP92 Pro Ambiente Iztapalapa											—
	E492 Pro Ambiente Vallejo											—
	Promexma Izcalli											—
	Promexma Milpa Alta											—
Subnacionational	Other facilities relating to the processing and commercialization of minerals		Municipio De Benito Juárez	18,967	—	120,691	—	—	—	—	—	139,658

Total				60,580,603	38,169	178,347,844	27,532	—	—	6,984	—	240,596,002

Netherlands

National

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Dutch Tax Authority - Belastingdienst	250,973	—	—	—	—	—	—	—	250,973

Total National	250,973	—	—	—	—	—	—	—	250,973

Total	250,973	—	—	—	—	—	—	—	250,973

Nicaragua

National

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Dirección General de Ingresos (DGI)	11,733,569								11,733,569

Total National	11,733,569	—	—	—	—	—	—	—	11,733,569

Total	11,733,569	—	—	—	—	—	—	—	11,733,569

Project-level Disclosure

Country	Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
National	EL Diamante	Limestone	Dirección General de Ingresos (DGI)	11,733,569	—	—	—	—	—	—	—	11,733,569
	EL Vanegueño	Limestone
	Espinocitas	Limestone
	Quebrada de Agua	Limestone
	SAN JUDAS	Limestone
	Cueva de León	Sand & gravel
	San Cristóbal	Sand & gravel
	Las Mesas	Sand & gravel

Total				11,733,569	—	—	—	—	—	—	—	11,733,569

Panama

National

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Tesoro Nacional de Panamá (RUC)		3,134,963							3,134,963
Tesoro Nacional de Panamá (RUC)	371,701								371,701
Tesoro Nacional de Panamá (RUC)			119,516						119,516
Caja De Seguro Social								349,345	349,345
Empresa Nacional De Autopistas S.A			105,792						105,792

Total National	371,701	3,134,963	225,308	—	—	—	—	349,345	4,081,317

Regional/Local

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Municipio De Panamá	106,738								106,738

Total Regional/Local	106,738	—	—	—	—	—	—	—	106,738

Total	478,439	3,134,963	225,308	—	—	—	—	349,345	4,188,056

Project-level Disclosure

Country	Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
National	Becerra	Clay	Tesoro Nacional de Panamá (RUC)	—	3,134,963	—	—	—	—	—	—	3,134,963
	Cantera Calzada Larga	Limestone	Tesoro Nacional de Panamá (RUC)	371,701	—	—	—	—	—	—	—	371,701
	Cantera Norte	Limestone	Tesoro Nacional de Panamá (RUC)	—	—	119,516	—	—	—	—	—	119,516
	Cantera Sur	Limestone	Caja De Seguro Social	—	—	—	—	—	—	—	349,345	349,345
	Rancho Mina	Clay	Empresa Nacional De Autopistas S.A	—	—	105,792	—	—	—	—	—	105,792
Subnational - Municipio de Panamá	Becerra	Clay	Municipio De Panamá	106,738	—	—	—	—	—	—	—	106,738
	Cantera Calzada Larga	Limestone
	Cantera Norte	Limestone
	Cantera Sur	Limestone
	Rancho Mina	Clay

Total				371,701	3,134,963	225,308	—	—	—	—	349,345	4,188,056

Peru

National
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Superintendencia Nacional de Administración Tributaria (SUNAT)	1,445,902								1,445,902
APM Terminals Callao S.A.	155,411								155,411
Enel Distribución Peru S.A.A.			100,545						100,545
									—

Total National	1,601,313	—	100,545	—	—	—	—	—	1,701,858

Total	1,601,313	—	100,545	—	—	—	—	—	1,701,858

Philippines

National

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Bureau of Internal Revenue	14,638,391	—	11,215	—	—	—	—	—	14,649,606
Philippine Ports Authority	—	—	558,683	—	—	—	—	—	558,683
Bureau of Treasury, FAO-DENR	—	—	1,183,306	—	—	—	—	—	1,183,306

Total National	14,638,391	—	1,753,203	—	—	—	—	—	16,391,594

Regional/Local

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
City Treasurer of Antipolo	730,642	—	1,131,065	—	—	—	—	—	1,861,707
City Treasurer of Manila	384,985	—	1,685	—	—	—	—	—	386,670
City Treasurer of Naga, Cebu - Regional	127,401	—	80,913	—	—	—	—	—	208,314
Municipal Treasurer of Binango - Regional	156,237	—	139	—	—	—	—	—	156,376
Province of Cebu	—	—	259,016	—	—	—	—	—	259,016
Apo Land And Quarry Corp.-MPSA	—	—	342,180	—	—	—	—	—	342,180

Total Regional/Local	1,399,264	—	1,814,999	—	—	—	—	—	3,214,263

Total	16,037,655	—	3,568,202	—	—	—	—	—	19,605,857

Project-level Disclosure

Country	Project	Mineral Type[1]	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
National	Project MPSA 013/286/335	Limestone	Bureau of Internal Revenue	14,638,391	—	11,215	—	—	—	—	—	14,649,606
	Project MPSA 093	Clay	Philippine Ports Authority	—	—	558,683	—	—	—	—	—	558,683
	Calabar MP14	Other	Bureau of Treasury, FAO- DENR	—	—	1,183,306	—	—	—	—	—	1,183,306
	Project MPSA 116	Other
	Project MPSA 124/125/Calabar MP9 & MP11	Limestone
	Rizal Calabar Limestone	Crushed stone
Subnational - Cebu	Proyect MPSA 013/286/335	Limestone	City Treasurer of Manila	384,985	—	1,685	—	—	—	—	—	386,670
	Proyect MPSA 093	Clay	City Treasurer of Naga, Cebu - Regional	127,401	—	80,913	—	—	—	—	—	208,314
			Province of Cebu	—	—	259,016	—	—	—	—	—	259,016
			Apo Land And Quarry Corp.- MPSA	—	—	342,180	—	—	—	—	—	342,180
Subnational - Rizal	Calabar MP14	Other	City Treasurer of Antipolo	730,642	—	1,131,065	—	—	—	—	—	1,861,707
	Proyect MPSA 116	Other	Municipal Treasurer of Binango - Regional	156,237	—	139	—	—	—	—	—	156,376
	Project MPSA 124/125/Calabar MP9 & MP11	Limestone
	Rizal Calabar Limestone	Crushed stone

Total				16,037,655	—	3,568,202	—	—	—	—	—	19,605,857

Poland

National

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Lubelski Urząd Skarbowy W Lublinie	1,319,017								1,319,017
Narodowy Fundusz Ochrony			553,970						553,970
Państwowy Fundusz Rehabilitacji			249,450						249,450
Sieć Badawacza Łukasiewicz -Instyt			259,539						259,539
Krajowa Administracja Skarbowa, KAS	3,840,000								3,840,000

Total National	2,520,983		1,062,959						1,458,024

Regional/Local

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Gmina Klucze			593,373						593,373
Miejskie Przeds. Gospod. Komunalnej			606,448						606,448
Miejsko-Przemys Owa Oczyszczalnia			780,985						780,985
Regionalna Dyrekcja Lasów Rudniki			204,761						204,761
Urząd Gminy Klucze	80,895		270,704						351,599
Urząd Gminy Mstów	285,958		80,856						366,814
Urząd Gminy Rędziny	921,707		139						921,846
Urząd Gminy Troszyn	133,644		45,889						179,533
Urząd Gminy W Kamieniu	199,547		8,397						207,944
Urząd Marszałkowski W. Finansowy Rudniki			403,083						403,083
Urząd Miasta Chełma	2,141,139		317,677						2,458,816
Urząd Miasta Gdynia	109,462		71,572						181,034
Urzad Miejski Skarszewy	114,774		45,441						160,215

Total Regional/Local	3,987,127		3,429,325						7,416,452

Total	1,466,144		4,492,285						5,958,428

Project-level Disclosure

Country	Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
National	Chalk Quarry - Chelm	Limestone	Lubelski Urząd Skarbowy W Lublinie	1,319,017	—	—	—	—	—	—	—	1,319,017
	Limestone Quarry - Rudniki	Limestone	Narodowy Fundusz Ochrony	—	—	553,970	—	—	—	—	—	553,970
	Borzęcin	Sand & gravel	Państwowy Fundusz Rehabilitacji	—	—	249,450	—	—	—	—	—	249,450
	Borowce	Sand & gravel	Sieć Badawacza Łukasiewicz - Instyt	—	—	259,539	—	—	—	—	—	259,539
	Łagów dolomite quarry	Crushed stone	Krajowa Administracja Skarbowa, KAS	— 3,840,000	—	—	—	—	—	—	—	— 3,840,000
	Mirowo	Sand & gravel										—
	Bierawa	Sand & gravel										—
	Jaroszowiec	Crushed stone										—
Subnational - Lubelskie	Chalk Quarry - Chelm	Limestone	Urząd Miasta Chełma	2,141,139	—	317,677	—	—	—	—	—	2,458,816
Subnational -Slaskie	Limestone Quarry - Rudniki	Limestone	Miejskie Przeds. Gospod. Komunalnej	—	—	606,448	—	—	—	—	—	606,448
	Bierawa	Sand & gravel	Regionalna Dyrekcja Lasów Rudniki	—	—	204,761	—	—	—	—	—	204,761
	Jaroszowiec	Crushed stone	Urząd Gminy Mstów	285,958	—	80,856	—	—	—	—	—	366,814
			Urząd Gminy Rêdziny	921,707	—	139	—	—	—	—	—	921,846
			Urząd Marszałkowski W. Finansowy Rudniki	—	—	403,083	—	—	—	—	—	403,083
Subnational -Lesser Poland	Borzęcin	Sand & gravel	Gmina Klucze	—	—	593,373	—	—	—	—	—	593,373
			Urząd Gminy Klucze	80,895	—	270,704	—	—	—	—	—	351,599
			Miejsko-Przemys Owa Oczyszczalnia	—	—	780,985	—	—	—	—	—	780,985
Subnational - Mazovia	Borowce	Sand & gravel	Urząd Gminy Troszyn	133,644	—	45,889	—	—	—	—	—	179,533
	Łagów dolomite quarry	Crushed stone										—
Subnational - Pomerania	Mirowo	Sand & gravel	Urząd Gminy W Kamieniu	199,547	—	8,397	—	—	—	—	—	207,944
			Urzad Miejski Skarszewy	114,774	—	45,441	—	—	—	—	—	160,215
			Urząd Miasta Gdynia	109,462	—	71,572	—	—	—	—	—	181,034

Total				1,466,144	—	4,492,285	—	—	—	—	—	5,958,428

Puerto Rico

National

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Secretaría de Hacienda de Puerto Rico	4,561,779								4,561,779
Centro de Recaudación de Ingresos Municipales (CRIM)	855,776								855,776
Corporación del Fondo del Seguro del Estado	101,936								101,936
Departamento de Hacienda	180,730								180,730

Total National	5,700,221	—	—	—	—	—	—	—	5,700,221

Regional/Local

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Municipio Autónomo de Ponce	333,261								333,261

Total Regional/Local	333,261	—	—	—	—	—	—	—	333,261

Total	6,033,482	—	—	—	—	—	—	—	6,033,482

Spain

National

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Agencia Estatal de Administración Tributaria, AEAT	1,014,000								1,014,000

Total National	1,014,000	—	—	—	—	—	—	—	1,014,000

Regional/Local

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Autoridad Portuaria de Baleares			1,001,007						1,001,007
Autoridad Portuaria de Motril			118,096						118,096
Ports de la Generalitat			326,112						326,112

Total Regional/Local	—	—	1,445,215	—	—	—	—	—	1,445,215

Total	1,014,000	—	1,445,215	—	—	—	—	—	2,459,215

Project-level Disclosure
Country	Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that required by law or contract	Total
National	SERRETA LARGA	Others	Agencia Estatal de Administración Tributaria, AEAT	1,014,000	—	—	—	—	—	—	—	1,014,000
	SIERRA MEDIANA	Limestone
	HISALBA II	Limestone
	FERNANDO	Others
	Morata	Limestone
	Alcanar (Martinenca)	Limestone
	Ulldecona + Campredo	Clay
	Cantera Huerta Nº 3872	Limestone
	Canteras I, Nº 3440-1, Cantera de arcilla	Clay
	Canteras II, Nº 3469: Cantera de Yepes	Limestone
	Canteras IV, Nº 3861: Cantera de Huerta	Limestone
	Gador	Crushed stone
	Begues	Crushed stone
	Valsan (Monistrol)	Crushed stone
	Cerrobarba	Crushed stone
	Los Baldomeros	Crushed stone
	Los Rayados	Crushed stone
	Los Calderones	Crushed stone
	Calmo	Crushed stone
	Can Xumeu	Crushed stone
	CanNegret	Crushed stone
	Llimpet	Crushed stone
	Son Planas	Crushed stone
	Sotopajares	Sand & gravel
	Valdecubillos	Crushed stone
	Valdilecha	Crushed stone
	Agreda	Crushed stone
	Galatxo	Sand & gravel
	Hospitalet de l’Infant	Crushed stone
	Blancanieves	Others
	Buen Consejo	Sand & gravel
	Cambrillos	Sand & gravel
	Ribarroja	Crushed stone
	Azuara	Crushed stone
	Mezalocha	Crushed stone
Subnational-Islas Baleares	Calmo	Crushed stone	Autoridad Portuaria de Baleares	—	—	1,001,007	—	—	—	—	—	1,001,007
	Can Xumeu	Crushed stone										—

	CanNegret	Crushed stone										—
	Llimpet	Crushed stone										—
	Son Planas	Crushed stone										—
Subnational-Granada	Marine terminal	Logistics relating to commercialization of minerals extracted or finished products containing one or more minerals extracted.	Autoridad Portuaria de Motril	—	—	118,096	—	—	—	—	—	118,096
Subnational-Cataluña	Begues	Crushed stone	Ports de la Generalitat	—	—	326,112	—	—	—	—	—	326,112

	Valsan (Monistrol)	Crushed stone										—

	Alcanar (Martinenca)	Limestone										—

	Ulldecona + Campredo	Clay										—
	Galatxo	Sand & gravel										—
	Hospitalet de l’Infant	Crushed stone										—

Total				1,014,000	—	1,445,215	—	—	—	—	—	2,459,215

Trinidad and Tobago

National

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Board of Inland Revenue, BIR	1,438,011								1,438,011

Total National	1,438,011	—	—	—	—	—	—	—	1,438,011

Total	1,438,011	—	—	—	—	—	—	—	1,438,011

Project-level Disclosure

Country	Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total

National	Mayo Quarry	Limestone	Board of Inland Revenue, BIR	1,438,011	—	—	—	—	—	—	—	1,438,011
	Mayo	Crushed stone
	Bermudez	Sand & gravel
	Melajo	Sand & gravel

Total				1,438,011	—	—	—	—	—	—	—	1,438,011

United Arab Emirates

National

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Adnoc Distribution			275,379						275,379
Enoc Bunkering International Llc.			1,524,274						1,524,274
Enoc Retail Llc.			167,032						167,032
Abu Dhabi Distribution Co.			310,955						310,955
Dubai Electricity & Water Authority			7,427,426						7,427,426
Abu Dhabi National Insurance			104,986						104,986
Dp World Uae Region Fze			441,655						441,655
EITIC			102,386						102,386
Etisalat			168,616						168,616
Roads & Transport Authority			108,655						108,655
Federal Tax Authority	1,503,944								1,503,944
									—

Total National	1,503,944	—	10,631,363	—	—	—	—	—	12,135,307

Regional/Local

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that are required by law or contract	Total
Dubai Real Estate Corporation			348,566						348,566
Emirates Cement Factory (Arkan Ceme)			7,704,601						7,704,601
Sharjah Cement Factory			2,268,275						2,268,275
									—

Total Regional/Local	—	—	10,321,442	—	—	—	—	—	10,321,442

Total	1,503,944	—	20,952,806	—	—	—	—	—	22,456,749

United Kingdom

National
Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that required by law or contract	Total
Amber Valley Borough Council	—	—	4,364	—	—	—	—	—	4,364
CBI	—	—	276,288	—	—	—	—	—	276,288
Cheshire West & Chester Council	—	—	1,370	—	—	—	—	—	1,370
Environment Agency	—	—	1,131,474	—	—	—	—	—	1,131,474
Leeds City Council	—	—	17,797	—	—	—	—	—	17,797
Network Rail	—	—	1,399,309	—	—	—	—	—	1,399,309
Rugby Borough Council	—	—	131,831	—	—	—	—	—	131,831
Salford City Council	—	—	12,575	—	—	—	—	—	12,575
Sheffield City Council ‘RATES ONLY’	—	—	9,194	—	—	—	—	—	9,194
South Derbyshire District Council	—	—	20,899	—	—	—	—	—	20,899
South Kesteven District Council	—	—	7,580	—	—	—	—	—	7,580
Southampton City Council	—	—	11,668	—	—	—	—	—	11,668
St Albans City & District Council	—	—	23,080	—	—	—	—	—	23,080
Stafford Borough Council	—	—	12,066	—	—	—	—	—	12,066
Stratford on Avon District Council	—	—	6,049	—	—	—	—	—	6,049
Thurrock Borough Council	—	—	74,057	—	—	—	—	—	74,057
Central National Tax Authority - HMRC	1,220,000	—	—	—	—	—	—	—	1,220,000

Total National	1,220,000	—	3,139,600	—	—	—	—	—	4,359,600

Regional/Local

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that required by law or contract	Total
Amber Valley Borough Council	105,952	—	—	—	—	—	—	—	105,952
Basingstoke & Deane Borough Council	142,039	—	—	—	—	—	—	—	142,039
Braintree District Council	522,649	—	—	—	—	—	—	—	522,649
Brighton & Hove City Council	117,128	—	—	—	—	—	—	—	117,128
Central Bedfordshire Council	493,264	—	—	—	—	—	—	—	493,264
Cheshire West & Chester Council	100,680	—	—	—	—	—	—	—	100,680
Coventry City Council	330,023	—	—	—	—	—	—	—	330,023
Flintshire County Council	132,318	—	15,072	—	—	—	—	—	147,390
Gravesham Borough Council	361,467	—	—	—	—	—	—	—	361,467
Greenwich Council	403,762	—	—	—	—	—	—	—	403,762
Guildford Borough Council	115,855	—	—	—	—	—	—	—	115,855
Hart District Council	210,879	—	—	—	—	—	—	—	210,879
High Peak Borough Council	1,185,300	—	—	—	—	—	—	—	1,185,300
Horsham District Council	129,860	—	—	—	—	—	—	—	129,860
Leeds City Council	248,031	—	—	—	—	—	—	—	248,031
Lincolnshire County Council	119,782	—	—	—	—	—	—	—	119,782
London Borough Of Barking & Dagenham	692,640	—	—	—	—	—	—	—	692,640
London Borough Of Enfield Council	112,155	—	—	—	—	—	—	—	112,155
London Borough Of Hammersmith and Fulham	200,997	—	—	—	—	—	—	—	200,997
Malvern Hills District Council	226,681	—	—	—	—	—	—	—	226,681
Medway Council	128,279	—	—	—	—	—	—	—	128,279
Milton Keynes Council	114,595	—	8,052	—	—	—	—	—	122,647
Newark & Sherwood District Council	147,422	—	—	—	—	—	—	—	147,422
North Kesteven District Council	260,490	—	—	—	—	—	—	—	260,490
North Lincolnshire Council	350,748	—	—	—	—	—	—	—	350,748
Portal Plan Quest Ltd	—	—	139,705	—	—	—	—	—	139,705
Royal Borough Of Windsor & Maidenhead	383,109	—	—	—	—	—	—	—	383,109
Rugby Borough Council	1,738,803	—	—	—	—	—	—	—	1,738,803
Rushcliffe Borough Council	126,048	—	—	—	—	—	—	—	126,048
Salford City Council	177,689	—	—	—	—	—	—	—	177,689
Sheffield City Council ‘RATES ONLY’	105,404	—	—	—	—	—	—	—	105,404
Scottish & Southern Electricity Networks	—	—	191,902	—	—	—	—	—	191,902
Solihull Metropolitan Borough	179,454	—	—	—	—	—	—	—	179,454
South Cambridgeshire District	195,998	—	13,628	—	—	—	—	—	209,627
South Derbyshire District Council	293,361	—	—	—	—	—	—	—	293,361
South Kesteven District Council	105,244	—	—	—	—	—	—	—	105,244
Southampton City Council	272,891	—	—	—	—	—	—	—	272,891
St Albans City & District Council	263,982	—	—	—	—	—	—	—	263,982
Stafford Borough Council	149,768	—	—	—	—	—	—	—	149,768
Stratford on Avon District Council	95,067	—	—	—	—	—	—	—	95,067
Thurrock Borough Council	964,754	—	—	—	—	—	—	—	964,754
Total Regional/Local	12,004,569	—	368,360	—	—	—	—	—	12,372,929

Total	13,224,569	—	3,507,960	—	—	—	—	—	16,732,529

Project-level Disclosure

Country	Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that required by law or contract	Total
National	Kensworth Quarry	Limestone	Amber Valley Borough Council	—	—	4,364	—	—	—	—	—	4,364
	South Ferriby - Middlegate Quarry	Clay	CBI	—	—	276,288	—	—	—	—	—	276,288
	South Ferriby - Middlegate Quarry	Limestone	Cheshire West & Chester Council	—	—	1,370	—	—	—	—	—	1,370
	Southam Quarry	Clay	Environment Agency	—	—	1,131,474	—	—	—	—	—	1,131,474
	Datchet	Sand & gravel	Leeds City Council	—	—	17,797	—	—	—	—	—	17,797
	Langley Airfield	Sand & gravel	Network Rail	—	—	1,399,309	—	—	—	—	—	1,399,309
	Maidenhead Taplow	Sand & gravel	Rugby Borough Council	—	—	131,831	—	—	—	—	—	131,831
	West Deeping	Sand & gravel	Salford City Council	—	—	12,575	—	—	—	—	—	12,575
	Forest Hill	Sand & gravel	Sheffield City Council ‘RATES ONLY’	—	—	9,194	—	—	—	—	—	9,194
	Raynes	Crushed stone	South Derbyshire District Council	—	—	20,899	—	—	—	—	—	20,899
	Dove Holes	Crushed stone	South Kesteven District Council	—	—	7,580	—	—	—	—	—	7,580
	Willington	Sand & gravel	Southampton City Council	—	—	11,668	—	—	—	—	—	11,668
	Bradwell	Sand & gravel	St Albans City & District Council	—	—	23,080	—	—	—	—	—	23,080
	Halkyn	Crushed stone	Stafford Borough Council	—	—	12,066	—	—	—	—	—	12,066
	Bickton	Sand & gravel	Stratford on Avon District Council	—	—	6,049	—	—	—	—	—	6,049
	Bramshill	Sand & gravel	Thurrock Borough Council	—	—	74,057	—	—	—	—	—	74,057
	Hamble Airfield	Sand & gravel	Central National Tax Authority - HMRC	1,220,000	—	—	—	—	—	—	—	1,220,000

	Hamer Warren	Sand & gravel
	Hatfield	Sand & gravel
	Charing	Sand & gravel
	Denge	Sand & gravel
	East Leake	Sand & gravel
	Swinderby	Sand & gravel
	Area A	Sand & gravel
	Bassurelle Ext	Sand & gravel
	Culver Sand	Sand & gravel
	Greenwich Light East	Sand & gravel
	Hastings South	Sand & gravel
	Humber	Sand & gravel
	Long Sand	Sand & gravel
	Lowestoft	Sand & gravel
	Nab Bank	Sand & gravel
	North Owers	Sand & gravel
	Shipwash	Sand & gravel
	Southwold East	Sand & gravel
	St Catherines	Sand & gravel
	West Bassurelle	Sand & gravel
	West Wight	Sand & gravel
	Barton	Sand & gravel
	Cromwell Quarry	Sand & gravel
	Alrewas	Sand & gravel
	Hopwas / Hints	Sand & gravel
	Moddershall	Sand & gravel
	Rugeley	Sand & gravel
	Egham - White Hall Farm	Sand & gravel
	Shepperton	Sand & gravel
	Berkswell	Sand & gravel
	Sandgate	Sand & gravel
	West Heath	Sand & gravel
	Ryall	Sand & gravel
Subnational-Derbyshire	Dove Holes	Crushed stone	Amber Valley Borough Council	105,952	—	—	—	—	—	—	—	105,952
	Willington	Sand & Gravel	High Peak Borough Council	1,185,300	—	—	—	—	—	—	—	1,185,300
			South Derbyshire District Council	293,361	—	—	—	—	—	—	—	293,361
Subnational-Hampshire	Bickton	Sand & Gravel	Basingstoke & Deane Borough Council	142,039	—	—	—	—	—	—	—	142,039
	Bramshill	Sand & Gravel	Hart District Council	210,879	—	—	—	—	—	—	—	210,879
	Hamble Airfield	Sand & Gravel	Portal Plan Quest Ltd	—	—	139,705	—	—	—	—	—	139,705
	Hamer Warren	Sand & Gravel	Southampton City Council	272,891	—	—	—	—	—	—	—	272,891
	Hamer Warren	Sand & Gravel										—
Subnational-Essex	Bradwell	Sand & Gravel	Braintree District Council	522,649	—	—	—	—	—	—	—	522,649
			London Borough Of Barking & Dagenham	692,640	—	—	—	—	—	—	—	692,640

			Thurrock Borough Council	964,754	—	—	—	—	—	—	—	964,754
Subnational-Bedfordshire	Kensworth Quarry	Limestone	Central Bedfordshire Council	493,264	—	—	—	—	—	—	—	493,264
Subnational-Kent	Charing	Sand & Gravel	Gravesham Borough Council	361,467	—	—	—	—	—	—	—	361,467
	Denge	Sand & Gravel	Medway Council	128,279	—	—	—	—	—	—	—	128,279
Subnational-West Sussex	Sandgate	Sand & Gravel	Horsham District Council	129,860	—	—	—	—	—	—	—	129,860
	Brighton Depot	Logistics relating to commercialization of minerals extracted or finished products containing one or more minerals extracted.	Brighton & Hove City Council	117,128	—	—	—	—	—	—	—	117,128
	West Heath	Sand & Gravel
Subnational-Lincolnshire	Swinderby	Sand & Gravel	Lincolnshire County Council	119,782	—	—	—	—	—	—	—	119,782
	South Ferriby - Middlegate Quarry	Clay	North Kesteven District Council	260,490	—	—	—	—	—	—	—	260,490
	South Ferriby - Middlegate Quarry	Limestone	South Kesteven District Council	105,244	—	—	—	—	—	—	—	105,244
			North Lincolnshire Council	350,748	—	—	—	—	—	—	—	350,748
Subnational-Worecestershire	Ryall	Sand & Gravel	Malvern Hills District Council	226,681	—	—	—	—	—	—	—	226,681
Subnational-Nottinghamshire	Barton	Sand & Gravel	Newark & Sherwood District Council	147,422	—	—	—	—	—	—	—	147,422
	Cromwell Quarry	Sand & Gravel	Leeds City Council	248,031	—	—	—	—	—	—	—	248,031
			Rushcliffe Borough Council	126,048	—	—	—	—	—	—	—	126,048
Subnational-Berkshire	Datchet	Sand & Gravel	Royal Borough Of Windsor & Maidenhead	383,109	—	—	—	—	—	—	—	383,109
	Maidenhead Taplow	Sand & Gravel	Milton Keynes Council	114,595	—	8,052	—	—	—	—	—	122,647
	Langley Airfield	Sand & Gravel	Scottish & Southern Electricity Networks	—	—	191,902	—	—	—	—	—	191,902
Subnational-Warwickshire	Southam Quarry	Clay	Rugby Borough Council	1,738,803	—	—	—	—	—	—	—	1,738,803
	Berkswell	Sand & Gravel	Stratford on Avon District Council	149,768	—	—	—	—	—	—	—	95,067
	Berkswell	Sand & Gravel	Coventry City Council	330,023	—	—	—	—	—	—	—	330,023
			Solihull Metropolitan Borough	179,454	—	—	—	—	—	—	—	179,454
Subnational-Cambridgeshire	West Deeping	Sand & Gravel	South Cambridgeshire District	195,998	—	13,628	—	—	—	—	—	209,627
Subnational-Hertfordshire	Hatfield	Sand & Gravel	London Borough Of Enfield Council	112,155	—	—	—	—	—	—	—	112,155
			St Albans City & District Council	263,982	—	—	—	—	—	—	—	263,982
Subnational- Staffordshire	Alrewas	Sand & Gravel	Stafford Borough Council	149,768	—	—	—	—	—	—	—	149,768
	Hopwas / Hints	Sand & Gravel
	Moddershall	Sand & Gravel
	Rugeley	Sand & Gravel
Subnational-Cheshire	Forest Hill	Sand & Gravel	Cheshire West & Chester Council	100,680	—	—	—	—	—	—	—	100,680

Subnational-Flintshire	Halkyn	Sand & Gravel	Flintshire County Council	132,318	—	15,072	—	—	—	—	—	147,390
Subnational-Surrey	Egham - White Hall Farm	Sand & Gravel	Guildford Borough Council	115,855	—	—	—	—	—	—	—	115,855
	Shepperton	Sand & Gravel	London Borough Of Hammersmith and Fulham	200,997	—	—	—	—	—	—	—	200,997
Subnational-Greater Manchester	Salford Depot	Logistics relating to commercialization of minerals extracted or finished products containing one or more minerals extracted.	Salford City Council	177,689	—	—	—	—	—	—	—	177,689
Subnational-South Yorkshire	Sheffield Depot	Logistics relating to commercialization of minerals extracted or finished products containing one or more minerals extracted.	Sheffield City Council ‘RATES ONLY’	105,404	—	—	—	—	—	—	—	105,404
Subnational-Greenwich Light	Greenwich Light East (Marine)	Sand & Gravel	Greenwich Council	403,762	—	—	—	—	—	—	—	403,762

Total			13,279,270	—	3,507,960	—	—	—	—		—	16,732,529

United States

National

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that required by law or contract	Total
Internal Revenue Service (IRS)	12,339,917	—	—	—	—	—	—	—	12,339,917

Total National	12,339,917	—	—	—	—	—	—	—	12,339,917

Regional/Local

Government Authority	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that required by law or contract	Total
Broward County Board Of County Commission	—	—	1,031,909	—	—	—	—	—	1,031,909
Miami-Dade Water And Sewer Department	—	—	348,916	—	—	—	—	—	348,916
City of Phoenix	—	—	147,112	—	—	—	—	—	147,112
Colorado Department of Public Health and Environment	—	—	750,237	—	—	—	—	—	750,237
Air Resources Board California	—	—	886,013	—	—	—	—	—	886,013
City of Santa Clara	—	—	133,998	—	—	—	—	—	133,998
City of West Sacramento	—	—	582,311	—	—	—	—	—	582,311
Pyramid Lake Paiute Tribe	6,658	—	126,175	—	—	—	—	—	132,834
County of Yolo	—	—	404,978	—	—	—	—	—	404,978
City of Longmont	—	—	155,212	—	—	—	—	—	155,212
City of Pensacola	—	—	464,754	—	—	—	—	—	464,754
City of Bell	—	—	—	—	—	—	—	476,100	476,100
Mojave Desert Air Quality Management District	—	—	517,156	—	—	—	—	—	517,156
Edwards Aquifer Authority	—	—	—	—	—	—	—	184,364	184,364
Mojave Water Agency	—	—	—	—	—	—	—	125,884	125,884
California State tax	- 2,832,481	—	—	—	—	—	—	—	- 2,832,481
Arizona State tax	1,380,000	—	—	—	—	—	—	—	1,380,000
Texas State tax	1,870,350	—	—	—	—	—	—	—	1,870,350
Louisiana State tax	157,803	—	—	—	—	—	—	—	157,803

Tennessee State tax	950,000	—	—	—	—	—	—	—	950,000
South Carolina State tax	502,977	—	—	—	—	—	—	—	502,977
North Carolina State tax	1,475,000	—	—	—	—	—	—	—	1,475,000
Arizona Department Of Environmental Quality	—	—	103,061	—	—	—	—	—	103,061

Total Regional/Local	3,510,307	—	5,651,834	—	—	—	—	786,348	9,948,489

Total	15,850,225	—	5,651,834	—	—	—	—	786,348	22,288,406

Project-level Disclosure

Country	Project	Mineral Type	Goverment Entity	Taxes	Royalties	Fees	Production entitlements	Bonuses	Dividends	Payments for infrastructure improvements	Community and social responsibility payments that required by law or contract	Total
National	Demopolis	Limestone	Internal Revenue Service (IRS)	12,339,917	—	—	—	—	—	—	—	12,339,917
	Alvic (Victorville)	Clay
	Mud Hills	Other
	Silica quarry (Victorville)	Other
	Victorville (Black Mountain)	Limestone
	Lyons Sandstone quarry	Other
	Pete Lien Roberts quarry (Lyons)	Limestone
	Brooksville North	Limestone
	Brooksville South	Limestone
	Miami	Limestone
	Clinchfield	Limestone
	Houston Cement (future quarry for CLI)	Limestone
	Talton Clay pit (Clinchfield)	Clay
	Wampum	Limestone

Knoxville	Limestone
Balcones	Limestone
Blum Quarry	Limestone
Seguin Clay pit (Balcones)	Clay
Weaver (Lyons)	Limestone
19th Ave Sand & Gravel	Sand & Gravel
75th Ave S&G	Sand & Gravel
Apex S&G	Sand & Gravel
Buckeye Farms S&G	Sand & Gravel
Camp Verde Sand & Gravel	Sand & Gravel
Casa Grande Sand & Gravel	Sand & Gravel
Coolidge S&G	Sand & Gravel
El Mirage Sand & Gravel (North)	Sand & Gravel
Florence Sand & Gravel	Sand & Gravel
Globe S&G	Sand & Gravel
Gomez Sand & Gravel	Sand & Gravel
Grey Mountain	Crushed stone
Mammoth Sand & Gravel	Sand & Gravel
McCormick Quarry	Crushed stone
Pima S&G	Sand & Gravel
Prescott Quarry	Sand & Gravel
Sierra Vista Sand & Gravel	Sand & Gravel
Table Mesa Landscape Rock	Other
West S&G	Sand & Gravel
Lower Cove	Crushed stone
474 Sand Mine	Sand & Gravel
Alico Quarry N	Crushed stone
Bronson Sand Mine	Sand & Gravel
Brooksville Quarry (Gregg Mine)	Crushed stone
Card Sound	Crushed stone
Center Hill Mine	Crushed stone
Davenport	Sand & Gravel
Deerfield Sand (South Carolina)	Sand & Gravel
FEC Quarry	Crushed stone
Gator Sand	Sand & Gravel
Immokalee Sand Mine	Sand & Gravel
Inglis	Crushed stone
Krome	Crushed stone
Lake Wales	Sand & Gravel
Palmdale	Sand & Gravel

	St Catherine	Crushed stone
	Union Sand (Georgia)	Sand & Gravel
	Cache Creek S&G	Sand & Gravel
	Clayton Quarry	Crushed stone
	Eliot S&G	Sand & Gravel
	Paiute S&G	Sand & Gravel
	Vernalis	Sand & Gravel
	Black Mountain	Crushed stone
	Jesse Morrow Mountain	Crushed stone
	Lemon Cove S&G	Sand & Gravel
	Lytle Creek S&G	Sand & Gravel
	Moorpark S&G	Sand & Gravel
	Redlands S&G	Sand & Gravel
	Rockfield Granite	Crushed stone
	Rockfield S&G	Sand & Gravel
	Victorville/ Ballast Quarry	Crushed stone
	Victorville/ White Mountain Quarry	Crushed stone
	Balcones quarry	Crushed stone
	Blum Quarry	Crushed stone
Subnational - Florida	Brooksville North	Limestone	Broward County Board Of County Commission	—	—	1,031,909	—	—	—	—	—	1,031,909
	Brooksville South	Limestone	Miami- Dade Water And Sewer Department	—	—	348,916	—	—	—	—	—	348,916
	Miami	Limestone	City of Pensacola	—	—	464,754	—	—	—	—	—	464,754
	474 Sand Mine	Sand & Gravel
	Alico Quarry N	Crushed stone
	Bronson Sand Mine	Sand & Gravel
	Brooksville Quarry (Gregg Mine)	Crushed stone
	Card Sound	Crushed stone
	Center Hill Mine	Crushed stone
	Davenport	Sand & Gravel
	Deerfield Sand (South Carolina)	Sand & Gravel
	FEC Quarry	Crushed stone
	Gator Sand	Sand & Gravel
	Immokalee Sand Mine	Sand & Gravel
	Inglis	Crushed stone
	Krome	Crushed stone
	Lake Wales	Sand & Gravel
	Palmdale	Sand & Gravel
	St Catherine	Crushed stone
	Union Sand (Georgia)	Sand & Gravel

Subnational - Arizona	19th Ave Sand & Gravel	Sand & Gravel	City of Phoenix	—	—	147,112	—	—	—	—	—	147,112
	75th Ave S&G	Sand & Gravel	Arizona State tax	1,380,000	—	—	—	—	—	—	—	1,380,000
	Apex S&G	Sand & Gravel	Arizona Department of Environmental Quality	—	—	103,061	—	—	—	—	—	103,061
	Buckeye Farms S&G	Sand & Gravel
	Camp Verde Sand & Gravel	Sand & Gravel
	Casa Grande Sand & Gravel	Sand & Gravel
	Coolidge S&G	Sand & Gravel
	El Mirage Sand & Gravel (North)	Sand & Gravel
	Florence Sand & Gravel	Sand & Gravel
	Globe S&G	Sand & Gravel
	Gomez Sand & Gravel	Sand & Gravel
	Grey Mountain	Crushed stone
	Mammoth Sand & Gravel	Sand & Gravel
	McCormick Quarry	Crushed stone
	Pima S&G	Sand & Gravel
	Prescott Quarry	Sand & Gravel
	Sierra Vista Sand & Gravel	Sand & Gravel
	Table Mesa Landscape Rock	Other
	West S&G	Sand & Gravel
Subnational -Colorado	Lyons Sandstone quarry	Other	Colorado Department of Public Health and Environment	—	—	750,237	—	—	—	—	—	750,237
	Pete Lien Roberts quarry (Lyons)	Limestone	City of Longmont	—	—	155,212	—	—	—	—	—	155,212
Subnational-California	Alvic (Victorville)	Clay	Air Resources Board California	—	—	886,013	—	—	—	—	—	886,013
	Mud Hills	Other	City of Santa Clara	—	—	133,998	—	—	—	—	—	133,998
	Silica quarry (Victorville)	Other	City of West Sacramento	—	—	582,311	—	—	—	—	—	582,311
	Victorville (Black Mountain)	Limestone	City of Bell	—	—	—	—	—	—	—	476,100	476,100
	Black Mountain	Crushed stone	County of Yolo	—	—	404,978	—	—	—	—	—	404,978
	Jesse Morrow Mountain	Crushed stone	Mojave Desert Air Quality Management District	—	—	517,156	—	—	—	—	—	517,156
	Lemon Cove S&G	Sand & Gravel	Mojave Water Agency	—	—	—	—	—	—	—	125,884	125,884
	Lytle Creek S&G	Sand & Gravel	California State tax	2,832,481	—	—	—	—	—	—	—	- 2,832,481
	Moorpark S&G	Sand & Gravel
	Redlands S&G	Sand & Gravel
	Rockfield Granite	Crushed stone
	Rockfield S&G	Sand & Gravel
	Victorville/ Ballast Quarry	Crushed stone
	Victorville/ White Mountain Quarry	Crushed stone

Subnational-Nevada	4411 Paiute Aggregates	Sand & Gravel	Pyramid Lake Paiute Tribe	6,658	—	126,175	—	—	—	—	—	132,834
Subnational-Texas	Balcones	Limestone	Edwards Aquifer Authority	—	—	—	—	—	—	—	184,364	184,364
	Blum Quarry	Limestone										—
	Seguin Clay pit (Balcones)	Clay	Texas State tax	1,870,350	—	—	—	—	—	—	—	1,870,350
	Balcones quarry	Crushed stone
	Blum Quarry	Crushed stone
Subnational-Louisiana	Other facilities relating to the processing and commercialization of minerals		Louisiana State tax	157,803	—	—	—	—	—	—	—	157,803
Subnational-Tennessee	Knoxville	Limestone	Tennessee State tax	950,000	—	—	—	—	—	—	—	950,000
Subnational-Carolina	1344 Deerfield Sand Mine	Sand & Gravel	South Carolina State tax	502,977	—	—	—	—	—	—	—	502,977
	4907 Castle Hayne	Logistics relating to commercialization of minerals extracted or finished products containing one or more minerals extracted	North Carolina State tax	1,475,000	—	—	—	—	—	—	—	1,475,000
	4916 Statesville
	4934 Charlotte
												—

Total				15,850,225	—	5,651,834	—	—	—	—	786,348	22,288,406